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                                                                 EXHIBIT (10)(p)

EXTENSION NO. 2 OF EMPLOYMENT AGREEMENT

This Extension of Employment Agreement (the "Agreement") is entered into as of the 9th day of May 2001, by and between Calloway's Nursery, Inc., a Texas corporation ("Employer") and James C. Estill ("Employee").

WHEREAS, Employee has been employed by Employer under the terms of an employment agreement dated July 2, 1991 (the "Original Agreement"), which was extended on July 2, 1996 ("Extension No. 1"), which would terminate by its terms on July 2, 2001; and

WHEREAS, Employer and Employee each desire to renew and extend the term of the Original Agreement, as amended by Extension No. 1;

NOW THEREFORE, in consideration of the premises and of the mutual covenants and of the mutual covenants and agreement contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

    1. In accordance with the provisions of the last sentence of Section 3 of the Original Agreement, the Term, as defined in that agreement, is amended so that it will end on July 2, 2006, unless earlier terminated by either party pursuant to its terms.

    2. The address for the Employer in Section 10 is amended to read as follows:

                  Calloway's Nursery, Inc.
                  4200 Airport Freeway, Suite 200
                  Fort Worth, TX  76117-6200

    3.   The Salary in Section 4(a) is amended to $225,000.

    4. Except as amended by Extension No. 1 and by this Extension No. 2, all of the terms and provisions of the Original Agreement are ratified, confirmed and approved.

                                    EMPLOYER:

                                    CALLOWAY'S NURSERY, INC.


                                    BY:  /s/ John Cosby
                                         --------------
                                         John Cosby, Vice President

                                    EMPLOYEE:

                                    BY:  /s/ James C. Estill
                                         -------------------
                                         James C. Estill